UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 21, 2013

______________________

AEHR TEST SYSTEMS

(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2013, Aehr Test Systems (the "Company") entered into the Third Amendment to Loan and Security Agreement (the "Domestic Amendment") with Silicon Valley Bank (the "Lender"), which amends the Loan and Security Agreement dated as of August 25, 2011 (as amended, the “Domestic Agreement”) with Lender, and the Third Amendment to Export-Import Bank Loan and Security Agreement (the “Exim Amendment”) with Lender, which amends the Export-Import Bank Loan and Security Agreement dated as of August 25, 2011 (as amended, the “Exim Agreement” and together with the Domestic Agreement, the “Loan Agreements”) with Lender.

Pursuant to the Domestic Amendment and the Exim Amendment (i) any principal and interest on advances made pursuant to the Loan Agreements will mature on August 22, 2014, subject to certain exceptions where the Company is required to repay such amounts at an earlier date and unless earlier terminated by the Company, and (ii) the security interest securing the Company’s obligations under the Loan Agreements was amended to include intellectual property such that the Company’s obligations under the Loan Agreements are secured by a security interest on substantially all assets of the Company.

In addition, pursuant to the Exim Amendment, the sublimit for foreign accounts receivable was decreased to $2,000,000, the sublimit for eligible inventory was increased to $1,200,000 and advances against eligible foreign accounts denominated in unhedged foreign currencies was decreased to 70%, subject to certain exceptions.

The foregoing description of the Domestic Amendment and the Exim Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Domestic Amendment and the Exim Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 above, “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Third Amendment to Loan and Security Agreement dated August 21, 2013 by and between Aehr Test Systems and Silicon Valley Bank.
10.2	Third Amendment to Export-Import Bank Loan and Security Agreement dated August 21, 2013 by and between Aehr Test Systems and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEHR TEST SYSTEMS

By:	/s/ GARY L. LARSON
Gary L. Larson Vice President of Finance and Chief Financial Officer

Date:  August 26, 2013